UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2012

NUTRACEUTICAL INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23731 (Commission File Number)	87-0515089 (IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah (Address of principal executive offices)	84060 (Zip Code)

Registrant’s telephone number, including area code: (435) 655-6106

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 26, 2012, Nutraceutical International Corporation (“Nutraceutical”) reported results for the fiscal 2012 third quarter ended June 30, 2012.  The press release reporting the results is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

99.1                        Press release issued by Nutraceutical dated July 26, 2012.

This Form 8-K and the attached Exhibit are furnished to comply with Item 2.02 and Item 9.01 of Form 8-K.  Neither this Form 8-K nor the attached Exhibit are to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall this Form 8-K nor the attached Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Registrant)

Date: July 26, 2012	By:	/s/ Cory J. McQueen
Cory J. McQueen
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Nutraceutical dated July 26, 2012.